UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 26, 2005

HF FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-19972	46-0418532
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

225 South Main Avenue, Sioux Falls, SD		57104

(Address of principal executive office)		(ZIP Code)

(605) 333-7556

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         Entry into a Material Definitive Agreement.

Effective as of September 26, 2005, the Personnel, Compensation and Benefits Committee (the “PCB Committee”) of the Board of Directors (the “Board”) of HF Financial Corporation (the “Company”) approved the award of incentive stock options and restricted stock pursuant to the terms of the Company’s Third Amended and Restated Long Term Incentive Plan (the “LTIP”) (a copy of which was previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 1, 2005) to certain executive officers of the Company, including the Company’s Chairman and Chief Executive Officer and certain of the Company’s named executive officers, as determined by reference to the Company’s proxy statement for its 2004 annual meeting of stockholders, dated October 15, 2004, excluding Jack P. Hearst, the Company’s former Executive Vice President and Chief Operations Officer whose employment with the Company ended on May 31, 2004, and anticipated to be included as named executive officers in the Company’s proxy statement for its 2005 annual meeting of stockholders (the “Named Executive Officers”).

The incentive stock options and restricted stock awarded under the LTIP are granted under the Company’s 2002 Stock Option and Incentive Plan and are governed by the terms of such plan.  Incentive stock option awards granted under the LTIP have a three-year vesting period in which 33 1/3% of the options vest on each of the first, second and third anniversary of the last day of the fiscal year to which such options relate.  Restricted stock awards granted under the LTIP have a five-year vesting period in which 33 1/3% of the restricted stock vests on each of the third, fourth and fifth anniversary of the date of grant.  Forms of the incentive stock option agreement and restricted stock agreement for awards of incentive stock options and restricted stock granted under the LTIP are filed as Exhibit 10.1 and Exhibit 10.2  to this Current Report on Form 8-K.

The following table sets forth the number of incentive stock options and restricted stock awarded to the Company’s Chairman and Chief Executive Officer and the Named Executive Officers pursuant to the LTIP.  The number of incentive stock options and restricted stock awarded to each participant was determined by dividing the bonus award level established by the PCB Committee for each participant by the closing price of the Company’s common stock on September 26, 2005.

Name and Position	Number of Incentive Stock Options	Exercise Price Per Share	Number of Shares of Restricted Stock

Curtis L. Hage, Chairman and Chief Executive Officer	—	—	21,414
Darrel L. Posegate Executive Vice President, Chief Financial Officer and Treasurer	—	—	10,707
Mark S. Sivertson Senior Vice President and Trust Officer	5,099	$19.00	5,098
David A. Brown Senior Vice President/Business Banking	—	—	6,372
Greggory R. Jontz Vice President/Mid America Capital Services, Inc.	—	—	1,375

Item 9.01           Financial Statements and Exhibits.

(c)                                  Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K.

Item No.           Description

10.1                                                                           Form of Incentive Stock Option Agreement.

10.2                                                                           Form of Restricted Stock Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HF Financial Corp.

(Registrant)

Date:	September 30, 2005	by	/s/ Curtis L. Hage
Curtis L. Hage, Chairman, President
And Chief Executive Officer
(Duly Authorized Officer)

Date:	September 30, 2005	by	/s/ Darrel L. Posegate
Darrel L. Posegate, Executive Vice President,
Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)

Exhibit Index

Item No.                 Description

10.1                         Form of Stock Option Agreement.

10.2                         Form of Restricted Stock Agreement.